UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 10, 2010

ORBIT INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

0-3936	11-1826363
(Commission File Number)	(IRS Employer Identification No.)

80 Cabot Court, Hauppauge, New York 11788
(Address of Principal Executive Offices, Including Zip Code)

(631) 435-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

This Amendment on Form 8-K/A amends Item 1.01 of the Current Report on Form 8-K of Orbit International Corp., filed with the Securities and Exchange Commission on March 16, 2010, relating to the Credit Agreement entered into by Orbit International Corp. and its subsidiaries with Capital One, N.A. (the “Credit Agreement”) to revise the execution date of the Credit Agreement from March 10, 2009 to March 10, 2010.

Item 2.03          Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant

The information set forth in Item 1.01 of this report on Form 8-K/A is hereby incorporated by reference into this Item 2.03 in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBIT INTERNATIONAL CORP.

Date: March 17, 2010	/s/ Dennis Sunshine
Name: Dennis Sunshine
Title: Chief Executive Officer and President